SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        000-28217                                     59-3218138
 (Commission File Number)                    (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 984-1990
              (Registrant's Telephone Number, Including Area Code)

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

Exhibit Number   Exhibit Title
-------------    -------------


     99.1        Press Release dated April 20, 2004

             ITEM 12. Results of Operations and Financial Condition

On April 20, 2004, the Registrant reported that it expects its first quarter revenue to be within the high end of its forecasted range.

A press release dated April 20, 2004 announcing this event is attached hereto as
Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AirNet Communications Corporation


                                   By: /s/ Stuart P. Dawley
                                       ---------------------------
                                            Stuart P. Dawley
                                             Vice President, General Counsel
                                             & Secretary
Date:    April 20, 2004

                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   -------------


     99.1        Press Release dated April 20, 2004